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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549




                                     FORM 8-K

                                 CURRENT  REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 9, 1998



                     Planet Hollywood International, Inc.
             (Exact Name of Registrant as Specified in its Charter)


   Delaware                        000-28230                     59-3283783
(State or Other                (Commission File                  (IRS Employer
Jurisdiction of                     Number)                      Identification
Incorporation)                                                   Number)




                              8669 Commodity Circle
                                Orlando, FL 32819
                     (Address of Principal Executive Office)


Registrant's telephone number, including area code:  (407)363-7827


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Item 5. Other Events

          In connection with a private offering (the "Offering") by Planet Hollywood International, Inc. ("PHII") of $250 million of debt securities, PHII has disclosed in a confidential Preliminary Offering Memorandum (the "Offering Memorandum") relating to the Offering its complete 1997 financial results. The relevant information is contained in the following sections of the Offering Memorandum: "Financial Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations".

          A copy of the "Financial Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Offering Memorandum are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.


Item 7. Financial Statements and Exhibits

          (c) Exhibits



          Exhibit No.              Description
          -----------              -----------
          99.1                     "Financial Statements" section of
                                   the Offering Memorandum

          99.2                     Management's Discussion and
                                   Analysis of Financial Condition and
                                   Results of Operations, as included
                                   in the Offering Memorandum


                                       1



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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Planet Hollywood International, Inc.,



                                   By:   /s/ Scott E. Johnson
                                       -----------------------------------
                                       Senior Vice President, General Counsel
                                       and Secretary


March 9, 1998


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                                EXHIBIT INDEX


Exhibit No.               Description of Exhibit
-----------               ----------------------

99.1                      "Financial Statements" section of the
                          Offering Memorandum

99.2                      Management's Discussion and Analysis of
                          Financial Condition and Results of
                          Operations, as included in the Offeing
                          Memorandum



                                       3